Exhibit 10.3

CLOSING CERTIFICATE

with respect to the Asset Purchase Agreement of 1July 2021 by and between

AYTU BIOPHARMA, INC. as the Seller and UAB “Caerus Biotechnologies” as the Buyer

This Closing Certificate (the “Closing Certificate”) with respect to the Asset Purchase Agreement regarding the purchase of MiOXSYS Analyzer, MiOXSYS Sensors as well as all IP, know-how, copyrights, technical information and similar rights pertaining to MiOXSYS Analyzer and or MiOXSYS Sensors of 1 July 2021 is made on [29] [September] 2021 by and between:

AYTU BIOPHARMA, INC., incorporated and existing under the laws of the State of Delaware, reporting file number 001-38247, registered business address 373 Inverness Parkway, Suite 206, Englewood, Colorado 80112, USA (“Seller”),

and

UAB “Caerus Biotechnologies”, incorporated and existing under the laws of Lithuania, code 305806105, registered office address Menulio g. 11-101, Vilnius LT-04326, Lithuania (“Buyer”),

the Seller and the Buyer may be hereinafter jointly referred to as the “Parties” and each separately as “Party”;

WHEREAS:

(A)

On 1 July 2021, the Parties entered into the Asset Purchase Agreement regarding the purchase of MiOXSYS Analyzer, MiOXSYS Sensors as well as all IP, know-how, copyrights, technical information and similar rights pertaining to MiOXSYS Analyzer and or MiOXSYS Sensors (the “Agreement”), whereby the Buyer agreed to purchase from the Seller MiOXSYS Analyzer, MiOXSYS Sensors as well as all IP, know-how, copyrights, technical information and similar rights pertaining to MiOXSYS Analyzer and or MiOXSYS Sensors, subject to the fulfilment of the Conditions Precedent;

(B)	The Parties are willing to proceed with the Closing at the date designated as the Closing Date by the Parties in writing; and
(C)

In accordance with Section 5.1.5 of the Agreement at the Closing the Parties have to execute a closing certificate whereby the Parties have to confirm that all the Conditions Precedent have been satisfied or otherwise exist on the Closing Date or have been waived by the relevant Party,

NOW, THEREFORE, for the purpose referenced in Clause (C) of the recitals above, the Parties have entered into this Closing Certificate and do hereby confirm and agree on the following:

1.	DEFINITIONS AND REFERENCES

1.1.	The capitalised terms used and not defined in this Closing Certificate shall have the meanings given to them in the Agreement, as applicable.

1.2.	References made in this Closing Certificate are references to the Agreement, unless this Closing Certificate indicates otherwise.

2.	DESIGNATION OF THE CLOSING DATE

The Parties have agreed that [30] [September] 2021, shall be the Closing Date, at which date this Closing Certificate is signed. The Closing is taking place at the Closing Date.

3.	REPRESENTATIONS AND WARRANTIES

3.1.	The Seller represents and warrants that on the Closing Date none of the Seller’s Warranties set forth in Section 8 of the Agreement is incorrect or misleading in any material respect and no material breach of the Seller pre-closing covenants and obligations  provided in the Agreement has taken place. The Sellers represent and warrant to the Buyer that on the Closing Date each of the Seller’s Warranties set forth in Section 8 of the Agreement is true and correct in all material respects.

4.	SATISFACTION OF THE CONDITIONS PRECEDENT

4.1.	The Buyer hereby confirms that the Conditions Precedent indicated in Section 2.2 of the Agreement have been partly satisfied until the Closing. The Buyer accepts the partial fulfilment thereof.

4.2.

The Buyer and the Seller consent that part of the Conditions Precedent indicated in Section 2.2 that were not implemented before Closing Date will be fulfilled in accordance with a separate document - a Promissory Note. The Promissory Note will be signed by both Parties and will specify the rules pertaining to accomplishment of the remaining Conditions Precedent.

4.3.

The Parties hereby confirm that all and any Conditions Precedent indicated in Section 2.2 of the Agreement, excluding the ones that will be agreed in the Promissory Note, had been fully satisfied until the Closing and the Parties accept the fulfilment thereof.

5.	ACTIONS TAKEN AT THE CLOSING BEFORE AND AFTER SIGNING AND EXECUTION OF THE CLOSING CERTIFICATE

5.1.

With due regard to Section 4.2 of this Closing Certificate the Parties hereby confirm to each other, that, on the Closing Date, all Conditions Precedent have occurred or the fulfilment thereof will be agreed in the Promissory Note and, hence, the Parties treat that on the date of signing this Closing Certificate the Closing in line with Section 5.1 of the Agreement occurred.

6.	FINAL PROVISIONS

6.1.

This Closing Certificate has been signed in the English language by the Parties and it shall be deemed integral part of the transaction consummated by the Agreement and cannot be interpreted separately from the Agreement.

6.2.	This Closing Certificate shall be governed by and construed in accordance with laws of Switzerland.

IN WITNESS WHEREOF, this Closing Certificate has been duly executed on the date first above written.

On behalf of the Buyer:		On behalf of the Seller:

Full name:	VALDEMARAS RODZKO	Full name:	JOSHUA DISBROW

Title:	CEO	Title:	CEO

Signature:	/s/ Valdemaras Rodzko	Signature:	/s/ Joshua Disbrow